UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 28, 2008

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

                The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-134553 as exhibits thereto and are filed as part of this Report.

4.01	Form of senior debt security—medium-term note (Notes Linked to a Basket of Ten Commodities and Two Commodity Indices)

4.02	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to a Basket of Ten Commodities and Two Commodity Indices)

4.03	Form of senior debt security—medium-term note (Notes Linked to an Asian Currency Basket)

4.04	Form of senior debt security—medium-term note (Notes Linked to an Asian Currency Basket)

4.05	Form of senior debt security—medium-term note (FX Basket-Linked Note)

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President

Date:  April 2, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

4.01	Form of senior debt security—medium-term note (Notes Linked to a Basket of Ten Commodities and Two Commodity Indices)

4.02	Form of senior debt security—medium-term note (Buffered Return Enhanced Notes Linked to a Basket of Ten Commodities and Two Commodity Indices)

4.03	Form of senior debt security—medium-term note (Notes Linked to an Asian Currency Basket)

4.04	Form of senior debt security—medium-term note (Notes Linked to an Asian Currency Basket)

4.05	Form of senior debt security—medium-term note (FX Basket-Linked Note)